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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JULY 16, 2001

                           IBIS TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 MASSACHUSETTS                       0-23150                     04-2987600
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS           01923
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code: (978) 777-4247


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ITEM 5.   OTHER EVENTS.

On July 16, 2001, Ibis Technology Corporation publicly disseminated a press release announcing the installation and qualification of an Ibis 1000 implanter at Mitsubishi Materials Silicon Corporation (MSIL), creating an additional manufacturing source for SIMOX-SOI substrates.

Mitsubishi purchased the implanter as part of a long-standing, strategic partnership with Ibis that includes a process licensing agreement covering certain Advantox(R) SIMOX-SOI wafers. In addition, Mitsubishi recently announced a licensing agreement for the use of IBM's proprietary SIMOX process for the production of Modified Low Dose (MLD) wafers. Originally purchased in 1998, the Ibis 1000 implanter has been operating within Ibis' Danvers facility until its recent shipment to Mitsubishi's Noda wafer manufacturing facility in Chiba, Japan.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1     Press Release dated July 16, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IBIS TECHNOLOGY CORPORATION
                                (Registrant)


Date: July 17, 2001             /s/ Debra L. Nelson
                                ----------------------------------------
                                Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                          SEQUENTIAL
NUMBER                     DESCRIPTION                           PAGE NUMBER

99.1                       Press Release dated                        5
                           July 16, 2001